Exhibit 10.31

STOCK PURCHASE AGREEMENT

between

ALBERT ANOUNA

and

NATIONAL STEM CELL, INC.

regarding stock in

SPERM BANK OF NEW YORK , INC.

dated

January 14, 2005

TABLE OF CONTENTS

Page

ARTICLE I

SALE AND PURCHASE

 2

1.1

Sale and Purchase

 2

1.2

Purchase Price

 2

1.3

Stock Certificates

 2

1.4

Resignations

 2

ARTICLE 2

REPRESENTATIONS OF PURCHASER

 2

2.1

Organization

 2

22

 No Violation

 3

23

Financial Ability to Perform

 3

ARTICLE 3

REPRESENTATIONS OF SELLER

 3

3.1

Organization.

 3

32

Cell and Tissue Banking License

 3

3.3

Warranties

 3

3.4

No Violation

 4

3.5

Broker's and Finder's Fees

 4

3.6

Full Disclosure

 4

ARTICLE 4

RELEASES

 4

4.1

Release by Purchaser

 4

4.2

Release by Seller

 5

ARTICLE 5

INDEMNITIES

 6

5.1

Indemnity by Purchaser

 6

5.2

Indemnity by Seller

 6

ARTICLE 6

MISCELLANEOUS

 6

6.1

Alteration, Modification or Cancellation

 6

6.2

Assignment Prohibited

 6

6.3

Captions

 7

6.4

Choice of Law

 7

6.5

Construction

 7

6.6

Counterparts

 7

6.7

Entire Agreement

 7

6.8

Further Assurances

 7

6.9

Heirs and Assigns

 7

6.10

Notice

 7

6.11

Severability

 8

6.12

Waiver

 8

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT, dated this 14 day of January,2005, between ALBERT ANOUNA, residing at 25 Central Park West, Apartment 18Q, New York,

New York 10023 (the "Seller"), and NATIONAL STEM CELL, INC., a New Jersey corporation,with offices located at 1130 Route 22 West, Mountainside, New Jersey 07092 (the "Purchaser").

WITNESSETH:

WHEREAS, Seller owns One Hundred (100) shares of the issued and outstanding capital stock of SPERM BANK OF NEW YORK, INC., a New York corporation, with offices located at 1090 Amsterdam Avenue, New York, New York 10025 (hereinafter the "Corporation), which constitutes One Hundred Percent (100%) of the issued and outstanding shares of capital stock of the Corporation; and

WHEREAS, the Purchaser currently owns no shares of the issued and outstanding capital stock of the Corporation; and

WHEREAS, the Seller desires to sell and the Purchaser desire to purchase, One Hundred

(100) shares of the capital stock of the Corporation owned by Seller, representing One Hundred

Percent (100%) of the issued and outstanding capital stock of the Corporation.

NOW, THEREFORE, for good and valuable consideration, the Purchaser and the Seller hereby agree as follows:

ARTICLE 1

SALE AND PURCHASE

1.1

Sale and Purchase. In reliance on the terms and conditions of this Agreement, the Purchaser shall purchase from the Seller, and the Seller shall sell to the Purchaser, One Hundred (100) shares of capital stock of the Corporation (the "Shares").

1.2

Purchase Price. The Purchase Price for the Shares shall be One  Hundred Fifty Thousand Dollars ($150,000) payable by delivery, simultaneous with the execution of this Agreement, of a Promissory Note (the “Note”) with a face amount of One Hundred Fifty Thousand Dollars ($150,000), with a maturity date which is Five (5) years following the date of execution of this Agreement, bearing interest at a rate of Zero Percent (0%) per annum, in the form attached hereto as Exhibit A. The Note shall provide that prepayment of any portion of the outstanding balance due on the Note may be made in whole or in part at any time, without penalty.

1.3

Stock Certificates. Concurrently with the execution and delivery hereof, the Seller shall deliver to the Corporation the certificates, accompanied by stock powers duly endorsed in blank, for the Shares.

1.4

Resignations of Seller. The Seller agrees to resign all of her positions as an officer and director of the Corporation.

ARTICLE 2

REPRESENTATIONS OF PURCHASER

2.1

Organization. The Purchaser represents that it is a duly organized corporation validly existing and in good standing under the laws of the State of New Jersey.

2.2

No Violation. To the best of the Purchaser's knowledge, information and belief, the consummation of the transactions contemplated hereunder does not and will not (i) violate any provision of, or result in the breach of, or constitute a default under, any law, rule or regulation of any legal jurisdiction, or any order, writ, injunction, judgment, decree of any court, governmental agency or arbitration tribunal; or (ii) constitute a violation of, or a default under, or conflict with, any term or provision of any contract, commitment or indenture, instrument or other agreement, or any other restriction of any kind, to which the Purchaser is a party or by which the Purchaser may be bound.

2.3

Financial Ability to Perform. The Purchaser represents that it has the financial ability to fulfill its obligations under the terms of this Agreement.

ARTICLE 3

REPRESENTATIONS OF SELLER

3.1

Organization. The Seller represents that the Corporation is a duly organized corporation validly existing and in good standing under the laws of the State of New York.

3.2

Cell and Tissue Banking License. The Seller hereby represents that the Corporation is licensed to engage in the banking of cell and tissue material in the State of New York and is not precluded from participating in any program to provide cell and tissue banking benefits pursuant to any federal or state program.

3.3

 Warranties. The Seller warrants that he owns the Shares registered in his name on the books of the Corporation free and clear of any liens, claims and encumbrances, and that the Shares, which are validly issued, represent One Hundred Percent (l00%) of the issued and outstanding capital stock of the Corporation.

3.4

 No Violation. The Seller hereby represents that to the best of his knowledge and information and belief, the consummation of the transactions contemplated hereunder does not and will not (i) violate any provision of, or result in the breach of, or constitute a default under, any law, rule or regulation of any legal jurisdiction, or any order, writ, injunction, judgment, decree of any court, governmental agency or arbitration tribunal; or (ii) constitute a violation of, or a default under, or conflict with, any term or provision of any contract, commitment or indenture, instrument or other agreement, or any other restriction of any kind, to which Seller and/or the Corporation is a party or by which the Seller and/or the Corporation may be bound.

3.5

 Broker's and Finder's Fees. No agent, broker, employee, officer, stockholder or other person or entity acting on behalf of, or under the authority of, the Seller or the Corporation is or will be entitled to any commission or broker's or finder's fee from any of the parties hereto in connection with this Agreement or any of the transactions contemplated hereby.

3.6

Full Disclosure. To the knowledge of the Seller, this Agreement and the documents, certificates, and other writings furnished or to be furnished by or on behalf of the Seller to the Purchaser pursuant to the provisions of this Agreement do not and will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made, in the light of the circumstances under which they are made, not misleading.

ARTICLE 4

RELEASES

4.1

 Release by Purchaser. The Purchaser hereby releases and forever discharges the Seller, in his capacity as a shareholder, director, officer or employee of the Corporation, and his executors, administrators, beneficiaries, heirs and legal representatives, from any and all claims, causes of action, suits, debts, dues or rights of any kind, known or unknown, absolute or contingent, determined or speculative, which the Purchaser, directly or indirectly, may have had, may now have, or may have in the future, against the Seller, in his capacity as a shareholder, director, officer or employee of the Corporation, arising out of or connected with the Seller's ownership and We hereunder of the Shares, other than any and all such claims, causes of action, suits, debts, dues or rights arising out of or connected with any of the Seller's obligations under this Agreement and any ancillary agreement or document executed in connection herewith.

4.2

Release by Seller. The Seller, in his capacity as a shareholder, director, officer or employee of the Corporation, hereby releases and forever discharges the Purchaser, from any and all claims, causes of action, suits, debts, dues or rights of any kind, known or unknown, absolute or contingent, determined or speculative, which the Seller, in his capacity as a shareholder, director, officer or employee of the Corporation, may have had, may now have, or may have in the future, against the Purchaser, arising out of or connected with the Seller's ownership and sale hereunder of the Shares, other than any and all such claims, causes of action, suits, debts, dues or rights arising out of or connected with (i) the Purchasers obligations under this Agreement and any ancillary agreement or document executed in connection herewith, (ii) rights of the Seller, in his capacity as a shareholder, director, officer or employee of the Corporation under statute and common law to indemnification, contribution and/or otherwise to reimbursement, and (iii) accrued, unpaid salary and interests in existence as of the date of this Agreement, whether vested or unvested, relating to any retirement plan or other employee benefit plan maintained by the Corporation.

ARTICLE 5

INDEMNITIES

5.1

 Indemnity by Purchaser. The Purchaser shall indemnify the Seller and hold the Seller harmless from and against any liability, loss, cost or expense (including attorneys' fees) which may be asserted against or incurred by the Seller, arising out of a breach of any of the agreements, representations, warranties or covenants made by-the Purchaser pursuant to this Agreement. The Purchaser shall indemnify the Seller and hold the Seller harmless from and against any liability, loss, cost or expense (including attorneys' fees) which may be asserted against or incurred by the Seller relating to the Corporation and arising from an act or cause of action that accrued subsequent to the date of this Agreement.

5.2

 Indemnity by Seller. The Seller shall indemnify the Purchaser and hold the Purchaser harmless from and against any liability, loss, cost or expense (including attorneys' fees) which may be asserted against or incurred by the Purchaser, (i) arising out of a breach of any of the respective agreements, representations, %Arai/unties or covenants made by the Seller pursuant to this Agreement, or (ii) which may be asserted against or incurred by the Purchaser relating to the Corporation and arising from an act or cause of action that accrued prior to the date of this Agreement.

ARTICLE 6

MISCELLANEOUS

6.1 Alteration. Modification or Cancellation. Any alteration or modification of any of the provisions of this Agreement, or cancellation or replacement of this Agreement, shall not be valid unless in writing and signed by all of the parties hereto.

6.2

Assignment Prohibited. This Agreement is personal to each of the parties hereto and no party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other parties.

6.3

Captions. Paragraph captions are inserted for convenience only and in no way are to be construed to define, limit or affect the construction or interpretation hereof.

6.4

Choice of Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York as if the Agreement were performed wholly within such State and without regard to its conflicts of laws principles.

6.5

 Construction.  Whenever necessary in this Agreement and where the context Permits, the masculine term shall include the feminine or neuter and the singular term shall include the plural, and vice versa.

6.6

Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement

6.7

Entire Agreement.  This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof and, except as expressly set forth herein, neither of the parties has relied upon any oral or written representation or warranty by or on behalf of the other party. This Agreement supersedes all prior written agreements and all prior and contemporaneous oral agreements with respect to the subject matter hereof.

6.8

Further Assurances.  Each of the parties hereto agrees to execute and deliver such additional instruments as any other party may reasonably request for the purpose of carrying out this Agreement.

6.9

Heirs and Assigns.  This Agreement shall bind, and inure to tine benefit of, the parties hereto and their respective heirs, personal representatives, successors and assigns.

6.10

 Notice. Whenever under the provisions of this Agreement notice is required to be given, it shall be in writing and shall be deemed given when mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to the party hereto at the address-set forth on the first page of this Agreement, or to such other known address.

6.11

 Severability. If any term or provision, or any portion thereof, of this Agreement, or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each tcuu and provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law; unless, however, the invalidation of any provision substantially interferes with or prevents the parties from achieving the purpose of this Agreement.

6.12

 Waiver. The waiver by any party of a breach of any provision contained herein shall be in writing and shall in no way be construed as a waiver of any succeeding breach of such provision or the waiver of the provision itself.

IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

WITNESS:

/s/ Albert Anouna

________________________________

    ALBERT ANOUNA

ATTEST:

NATIONAL STEM CELL, INC.

__________________________________

By: /s/ Michael Cohen

Witness

     MICHAEL COHEN, CEO

EXHIBIT A

PROMISSORY NOTE

Principal Amount: $150,000.00

Date of Note: 01/14/2005

Interest Rate: Zero (0%) Percent Per Annum

 Maturity Date: 01/14/2010

Names and Address of Makers:

 Name and Address of Payee:

NATIONAL STEM CELL INC.

ALBERT ANOUNA

1130 Route 22 West

25 Central Park West, Apt. I8Q

Mountainside, New Jersey 07092

New York, New York l0023

PROMISE TO PAY: In exchange for value received by the Maker, the Maker promises to pay to the order of the Payee the Principal Amount, plus interest, in accordance with the terms of this Note.

INTEREST: Interest will accumulate at the Interest Rate on the portion of the Principal Amount that is outstanding from time to time from the Date of Note until the Note is paid in full.

PAYMENTS: A payment of will be due on 01/14/2010 of each year that the Principal Amount remains outstanding.  On the Maturity Date, any Principal Amount and accumulated interest remaining unpaid will be due in full. All payments are to be made at the address of the Payee, or at any other address designated by the holder of this Note to the Makers in writing.

PREPAYMENT: The Maker may pay this Note at any time before it becomes due, without penalty.

DEFAULT: The entire outstanding Principal Amount, together with all accumulated interest, will (at the option of the holder of this Note) become due immediately if any of the following events occurs: (a) any amount due under this Note is not paid within 45 days after its due date; or (b) any bankruptcy or insolvency proceeding relating to the Maker (whether voluntary or involuntary) is begun; or (c) the Maker becomes insolvent or (makes an assignment for the benefit of creditors; or (d) a receiver, trustee or other similar official is appointed for the Maker or for substantially all of the property of the Maker.

CERTAIN FORMALITIES: In enforcing this Note, the holder of the Note will not be required to do any of the following: (a) demand payment of the amount due (known as "presentment"); (b) give notice that amounts due have not been paid (known as "notice of dishonor"); or (c) obtain an official certification of nonpayment (known as "protest").

COLLECTION COSTS: The Maker agrees to pay all costs (including attorneys' fees) that are reasonably incurred by the holder of this Note in collecting the Note following a default.

CHANGES AND WAIVERS: None of the provisions of this Note may be changed or waived, except by a written instrument signed by the holder of this Note.

LAW: This Note will be enforced in accordance with the laws of the State of New York.

COPY RECEIVED: The Maker acknowledges receipt of a completely filled-in copy of this Note.

AGREEMENT: The Maker agrees to the terms of this Note by signing below.

ATTEST:

NATIONAL STEM CELL, INC.

__________________________________

By: /s/Michael Cohen

 Secretary

     MICHAEL COHEN, CEO